Exhibit 10.1

FIRST Amendment to SUBlease

This FIRST AMENDMENT TO SUBLEASE (this “Amendment”), dated as of March 23, 2022, is entered into by and between CARGURUS, INC., a Delaware corporation (“Sublessor”), and AMYLYX PHARMACEUTICALS, INC., a Delaware corporation (“Sublessee”).

W I T N E S S E T H

WHEREAS, Sublessor and Sublessee are parties that certain Sublease dated as of December 23, 2021, as modified by that certain Sublease Commencement Letter dated January 10, 2022 (the “Sublease”), pursuant to which Sublessee subleases certain premises comprised of 24,393 rentable square feet of space on the entire second (2nd) and third (3rd) floors and a portion of the first (1st) floor (the “Subleased Premises”) of that certain building known and numbered as 121 First Street, Cambridge, Massachusetts (the “Building”), as more fully set forth in the Sublease; and

WHEREAS, Sublessor and Sublessee wish to enter into this Amendment to correct the Monthly Base Rent amounts set forth in the Lease.

NOW, THEREFORE, in consideration of the covenants herein reserved and contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Sublessor and Sublessee hereby agree as follows:

1.
Recitals; Capitalized Terms. The recitals set forth above are incorporated herein and hereby made an integral part of this Amendment. All capitalized terms not otherwise modified or defined herein shall have the same meanings as are ascribed to them in the Sublease. All references in the Sublease to the “Sublease” or “this Sublease” or “the Sublease” or “herein” or “hereunder” or similar terms or to any section thereof shall mean the Sublease, or such section thereof, as amended by this Amendment.
2.
Monthly Base Rent. The first sentence of Section 4 (Monthly Base Rent) of the Sublease is hereby deleted and restated in its entirety as follows:

“Commencing on the date occurring one hundred eighty (180) days after the Commencement Date (the “Rent Commencement Date”), and continuing during the Sublease Term, Sublessee shall pay to Sublessor, base rent (“Base Rent”) at the annual rental rate of (i) $76.00 per rentable square foot in the Subleased Premises from the Rent Commencement Date through the date immediately preceding the first anniversary of the Rent Commencement Date, which is equal to $154,489.00 per month, (ii) $77.90 per rentable square foot in the Subleased Premises from the first anniversary of the Rent Commencement Date through the date immediately preceding the second anniversary of the Rent Commencement Date, which is equal to $158,351.23 per month, and (iii) $79.85 per rentable square foot in the Subleased Premises from the second anniversary of the Rent Commencement Date through the date immediately preceding the third anniversary of the Rent Commencement Date, which is equal to $162,310.01 per month.”

All other terms and conditions of said Section 4 shall continue to apply in all respects.

3.
Brokers. Sublessor and Sublessee each represent and warrant to the other that it has had no dealings with any broker or agent in connection with this Amendment. Sublessor and Sublessee each hereby agreed to indemnify and hold the other harmless from and against any claims by any broker or agent claiming a commission or other form of compensation by virtue of having dealt with Sublessor or Sublessee, as applicable, with regard to this Amendment.
4.
Ratification. Except as expressly modified by this Amendment, the Sublease shall remain in full force and effect, and as further modified by this Amendment, is expressly ratified and confirmed by the parties hereto. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, subject to the provisions of the Sublease regarding assignment and subletting.
5.
Governing Law; Interpretation and Partial Invalidity. This Amendment shall be governed and construed in accordance with the laws of the Commonwealth of Massachusetts. If any term of this Amendment, or the application thereof to any person or circumstances, shall to any extent be invalid or unenforceable, the remainder of this Amendment, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Amendment shall be valid and enforceable to the fullest extent permitted by law. The titles for the paragraphs are for convenience only and are not to be considered in construing this Amendment. This Amendment contains all of the agreements of the parties with respect to the subject matter hereof, and supersedes all prior dealings between them with respect to such subject matter. No delay or omission on the part of either party to this Amendment in requiring performance by the other party or exercising any right hereunder shall operate as a waiver of any provision hereof or any rights hereunder, and no waiver, omission, or delay in requiring performance or exercising any right hereunder on any one occasion shall be construed as a bar to or waiver of such performance or right on any future occasion.
6.
Binding Agreement. This document shall become effective and binding only upon (a) the execution and delivery of this Amendment by both Sublessor and Sublessee, and (b) Lessor’s consent to this Amendment.
7.
Counterparts and Authority. This Amendment may be executed in one or more counterparts and, when executed by each party, shall constitute an agreement binding on all parties notwithstanding that all parties are not signatories to the original or the same counterpart provided that all parties are furnished a copy or copies thereof reflecting the signature of all parties. Transmission of a facsimile or by email of a pdf copy of the signed counterpart of this Amendment shall be deemed the equivalent of the delivery of the original, and any party so delivering a facsimile or pdf copy of the signed counterpart of this Amendment by email transmission shall in all events deliver to the other party an original signature promptly upon request. This Amendment may be signed and/or transmitted by electronic mail of a .PDF document or electronic signature (e.g., DocuSign or similar electronic signature technology) and thereafter maintained in electronic form, and such electronic record shall be valid and as effective to bind the party so signing as a paper copy bearing such party’s handwritten signature. The electronic signatures appearing on this Amendment shall be treated, for purpose of validity, enforceability, and admissibility, the same as handwritten signatures. Sublessor and Sublessee each warrant to the other that the person or persons executing this Amendment on its behalf has or have authority to do so and that such execution has fully obligated and bound such party to all terms and provisions of this Amendment.

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IN WITNESS WHEREOF, Sublessor and Sublessee have caused this Amendment to be executed as of the date set forth above.

SUBLESSOR:
CARGURUS, INC.

By: /s/ Jason Trevisan
Name: Jason Trevisan
Title: CEO

SUBLESSEE:

AMYLYX PHARMACEUTICALS, INC.

By: /s/ Jim Frates
Name: Jim Frates
Title: CFO